CERTIFICATIONS  UNDER  SECTION  906


     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of FTS Group, Inc., a Nevada corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

    The Quarterly Report for the quarter ended March 31, 2004 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

    Dated:  May  17,  2004

                           /s/  Scott  Gallagher
                           --------------------
                           Scott  Gallagher,  Chief  Executive  Officer


    Dated:  May  17,  2004
                           /s/  Linda  Ehlen
                           -----------------
                          Linda  Ehlen,  Chief  Financial  Officer